UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2007

CNB Financial Corp.
(Exact name of registrant as specified in its charter)

Massachusetts	0-51685	20-3801620
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

33 Waldo Street, PO Box 830, Worcester, MA 01613-0830
 (Address of principal executive offices) (Zip Code)

 (508) 752-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On August 30, 2007, CNB Financial Corp. (the “Company”), the holding company for Commonwealth National Bank, disseminated a letter to shareholders that reported: (1) the Company’s results of operations and financial condition for the three and six months ended June 30, 2007; (2) the formation of a new advisory board; (3) the development of a remote capture product; and (4) the engagement of new independent accounting firm. The information relating to the Company’s results of operations and financial condition was previously disclosed in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

A copy of the letter to shareholders is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Shell Company Transactions: Not applicable

(d)	Exhibits

Number	Description

99.1	Letter to Shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CNB Financial Corp.

Date: August 30, 2007	By: /s/ William M. Mahoney
William M. Mahoney
Treasurer and Chief Financial Officer